EXHIBIT 99.1

FOR IMMEDIATE RELEASE
FB FINANCIAL CORPORATION ANNOUNCES MERGER WITH FRANKLIN FINANCIAL NETWORK
Combination creates the premier community bank in Tennessee

NASHVILLE, TN and FRANKLIN, TN – (January 21, 2020) –  FB Financial Corporation (NYSE: FBK), parent company of FirstBank, and Franklin Financial Network, Inc. (NYSE: FSB), parent company of Franklin Synergy Bank, jointly announced their entry into a definitive merger agreement pursuant to which Franklin will be merged with and into FB Financial.
Franklin is headquartered in Franklin, Tennessee with 15 branches throughout Williamson, Rutherford and Davidson counties in the Nashville MSA. Franklin is the leading community bank in its primary markets, demonstrated by its strong market shares in Williamson and Rutherford counties. Franklin reported total assets of $3.9 billion, loans of $2.8 billion and deposits of $3.2 billion as of December 31, 2019.
The combination significantly enhances FirstBank’s operations in the Nashville MSA, specifically in the attractive Williamson and Rutherford counties where Franklin has a strong community presence. Pro forma for the transaction, FirstBank’s deposit market share will be #6 in the Nashville MSA, #1 in Williamson County and #2 in Rutherford County.
FB Financial’s President and CEO Christopher T. Holmes commented, “We are very excited to announce our proposed merger with Franklin. Franklin is a well-known, high-service community bank with a leading position in Williamson and Rutherford counties. We are joining forces with the leading community bank in two of the most attractive counties in our market area. We look forward to building on the strong customer relationships that Franklin has fostered.”
Franklin’s CEO, J. Myers Jones, III, commented, “Our team is excited to join the FB Financial family. We believe that this transaction benefits all of our stakeholders, and we firmly believe that we will be better together. Our focus will remain concentrated on our customers, and our ability to serve their needs will be stronger than ever.”
As part of the transaction, key Franklin executives have agreed to remain with FB Financial following the closing and have entered into employment arrangements that will become effective upon the completion of the merger with FB Financial.
Following the transaction, FB Financial will establish a primary operations center and its mortgage headquarters for the combined company at Franklin’s existing corporate headquarters in downtown Franklin, Tennessee.
Following the close of the transaction, three members of Franklin’s board of directors will be appointed to the FB Financial board of directors.
According to the terms of the merger agreement, Franklin shareholders will receive 0.9650 shares of FB Financial common stock and $2.00 in cash for each share of Franklin stock. Based on FB Financial’s closing price of $38.80 per share as of January 17, 2019, the implied transaction value is approximately $611 million in the aggregate or $39.44 per share.
The transaction is expected to be approximately 10% accretive to FB Financial’s earnings per share on a fully-phased in basis and neutral to FB Financial’s tangible book value per share at the close of the transaction. These strong return metrics include a substantial loan mark and achievable cost savings assumptions as well as plans to reduce the risk of Franklin’s balance sheet by exiting approximately $430 million of shared national credits and non-strategic healthcare and corporate loans and paying down non-core funding with the net proceeds.
Additionally, Mr. Holmes commented, “The combination provides FB Financial meaningful earnings accretion, while remaining neutral on tangible book value per share. As in every combination, protecting the balance sheet is paramount, so these financial returns come after taking a conservative approach to the balance sheet; we are assuming a 3.9% mark to loans. We are also assuming 30% cost savings, even though we have significant overlap in our respective branch networks. We will accelerate Franklin’s strategy of exiting non-strategic assets and growing the core community bank. The combined franchise will be well positioned to build on our strong existing customer relationships and grow our greater Nashville area presence.”
The merger agreement has been unanimously approved by both companies’ boards of directors. The merger is expected to close in the third quarter of 2020 and is subject to regulatory approvals, approval by FB Financial’s and Franklin’s shareholders and other customary closing conditions. James W. Ayers, FB Financial’s Executive Chairman and 44% owner of FB Financial, has entered into a customary voting agreement to vote his shares in favor of the transaction. Additionally, each member of Franklin’s board of directors has entered into similar voting agreements.
J.P. Morgan Securities LLC served as financial advisor to FB Financial Corporation, and Wachtell, Lipton, Rosen & Katz served as legal advisor. Evercore served as financial advisor to Franklin Financial Network, Inc., and Alston & Bird LLP served as legal advisor.
In addition to the information contained within this press release, an Investor Presentation has been posted to FB Financial’s website (www.firstbankonline.com) and Franklin’s website (www.franklinsynergybank.com) and has been furnished as an exhibit to a Form 8-K filed by each company with the Securities and Exchange Commission.
WEBCAST AND CONFERENCE CALL INFORMATION

FB Financial Corporation will host a conference call to discuss the announced merger with Franklin Financial Network, Inc. and the company’s financial results at 5:00 p.m. CT on Tuesday, January 21, 2020, and the conference call will be broadcast live over the internet at https://www.webcaster4.com/Webcast/Page/1631/32670. An online replay will be available approximately an hour following the conclusion of the live broadcast.
ABOUT FB FINANCIAL CORPORATION

FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, the third largest Tennessee-headquartered bank, with 68 full-service bank branches across Tennessee, North Alabama and North Georgia, and mortgage offices across the Southeast. FirstBank serves five of the largest metropolitan markets in Tennessee and has approximately $6.1 billion in total assets.

ABOUT FRANKLIN FINANCIAL NETWORK, INC.

Franklin Financial Network, Inc. (NYSE: FSB) is a financial holding company headquartered in Franklin, Tennessee. The company's wholly owned bank subsidiary, Franklin Synergy Bank, a Tennessee-chartered commercial bank founded in November 2007 and a member of the Federal Reserve System, provides a full range of banking and related financial services with a focus on service to small businesses, corporate entities, local governments and individuals. With consolidated total assets of $3.9 billion at December 31, 2019, the Bank currently operates through 15 branches in the growing Williamson, Rutherford and Davidson counties and one loan production/deposit production office in Wilson County, all within the Nashville metropolitan statistical area.

MEDIA CONTACT:	FINANCIAL CONTACT:
Jeanie M. Rittenberry	James R. Gordon
615-313-8328	615-564-1212
jrittenberry@firstbankonline.com	jgordon@firstbankonline.com
www.firstbankonline.com	investorrelations@firstbankonline.com

Franklin:
MEDIA CONTACT:	FINANCIAL CONTACT:
Mandy Garland	Chris Black
Director of IR & Corporate Communications	Chief Financial Officer
(615) 236-8327	(615) 721-6096
mandy.garland@franklinsynergy.com	chris.black@franklinsynergy.com

IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS

In connection with the proposed merger, FB Financial will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”). The registration statement will contain the joint proxy statement of Franklin Financial Network, Inc. (“Franklin”) and FB Financial to be sent to the FB Financial and Franklin shareholders seeking their approvals in connection with the merger and the issuance of FB Financial common stock in the merger. The registration statement will also contain the prospectus of FB Financial to register the shares of FB Financial common stock to be issued in connection with the merger. A definitive joint proxy statement/prospectus will also be provided to FB Financial and Franklin shareholders as required by applicable law. Investors and shareholders are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, as well as any other relevant documents filed by FB Financial and Franklin with the SEC, including any amendments or supplements to the registration statement and other documents filed with the SEC, because they will contain important information about the proposed merger, Franklin, and FB Financial.  The registration statement and other documents filed with the SEC may be obtained for free on the SEC’s website (www.sec.gov). The definitive proxy statement/prospectus will also be made available for free by contacting FB Financial Corporation Investor Relations at (615) 564-1212 or investors@firstbankonline.com, or by contacting Franklin Investor Relations at (615) 236-8327 or investors@franklinsynergy.com. This communication does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

FB Financial, Franklin, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Franklin shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of FB Financial may be found in the definitive proxy statement for FB Financial’s 2019 annual meeting of shareholders, filed with the SEC by FB Financial on April 16, 2019, and other documents subsequently filed by FB Financial with the SEC. Information about the directors and executive officers of Franklin may be found in the definitive proxy statement for Franklin’s 2019 annual meeting of shareholders, filed with the SEC by Franklin on April 12, 2019, and other documents subsequently filed by Franklin with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Free copies of these documents may be obtained as described in the paragraph above.
FORWARD-LOOKING STATEMENTS

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the proposed merger with Franklin (which we refer to as the “Franklin merger”), and FB Financial’s and Franklin’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s or Franklin’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial, Franklin or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial and Franklin caution shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) the risk that the cost savings and any revenue synergies from the proposed Franklin merger or another acquisition may not be realized or may take longer than anticipated to be realized, (2) disruption from the proposed Franklin merger with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with Franklin, (4) the failure to obtain necessary regulatory approvals for the Franklin merger, (5) the failure to obtain the approval of FB Financial and Franklin’s shareholders in connection with the Franklin merger, (6) the possibility that the costs, fees, expenses, and charges related to the Franklin merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Franklin merger to be satisfied, (8) the risks related to the integration of the combined businesses (Franklin, as well as FB Financial’s pending acquisition of FNB Financial Corp. and any future acquisitions), including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on merger-related issues, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Franklin merger, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) reputational risk and the reaction of the parties’ customers to the Franklin merger, (14) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (15) the risk of potential litigation or regulatory action related to the Franklin merger, and (16) general competitive, economic, political, and market conditions.  Further information regarding FB Financial, Franklin and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC, and in Franklin's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC.

Many of these factors are beyond FB Financial’s and Franklin’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither FB Financial nor Franklin undertakes any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial or Franklin to predict their occurrence or how they will affect FB Financial or Franklin.

FB Financial and Franklin qualify all of their forward-looking statements by these cautionary statements.